Exhibit 99.1

Orion Announces Proposed Public Offering of Common Stock

MANITOWOC, Wis., January 29, 2026 (GLOBE NEWSWIRE) – Orion Energy Systems, Inc. (NASDAQ: OESX) (Orion Lighting), a provider of energy-efficient LED lighting, electric vehicle (EV) charging stations and maintenance services solutions, today announced the launch of a firm underwritten public offering of shares of its common stock. Orion intends to use the net proceeds from the offering for reducing amounts outstanding under its existing credit agreement, with the remainder to be used for working capital and general corporate purposes. The offering is subject to market conditions and other factors, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

Craig-Hallum Capital Group LLC is acting as sole managing underwriter for the proposed offering.

A shelf registration statement on Form S-3 (333-270197) relating to these securities has been filed with the Securities and Exchange Commission and has been declared effective. The offering may be made only by means of a prospectus supplement and accompanying prospectus. Before investing, prospective investors should read the preliminary prospectus supplement, accompanying prospectus and documents incorporated by reference therein for more complete information about Orion and the offering. A copy of the preliminary prospectus supplement and accompanying prospectus related to the offering can be obtained for free by visiting the Securities and Exchange Commission’s website at http://www.sec.gov or by contacting: Craig-Hallum Capital Group LLC, Attention: Equity Capital Markets, 323 North Washington Ave., Suite 300, Minneapolis, MN 55401, by telephone at (612) 334-6300 or by email at prospectus@chlm.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any offer, solicitation or sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Orion Energy Systems

Orion provides energy efficiency and clean tech solutions, including LED lighting and controls, electrical vehicle (EV) charging solutions, and maintenance services. Orion specializes in turnkey design-through-installation solutions for large national customers as well as projects through ESCO and distribution partners, with a commitment to helping customers achieve their business and environmental goals with healthy, safe, and sustainable solutions that reduce their carbon footprint and enhance business performance.

Orion is committed to operating responsibly throughout all areas of our organization. Learn more about our sustainability and governance priorities, goals and progress here, or visit our website at www.orionlighting.com.

Safe Harbor Statement

Certain matters discussed in this press release, are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements may generally be identified as such because the context of such statements will include words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or words of similar import. Similarly, statements that describe our proposed public offering, statements regarding our intended use of net proceeds as well as our future plans, objectives or goals, including business relationships with government customers, are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties that could cause results to differ materially from those expected, including, but not limited to risks and uncertainties related to, among other things, market conditions and the demand for Orion’s securities. These and other risk are described in greater detail under the section titled “Risk Factors” contained in the preliminary prospectus supplement and the accompanying prospectus, our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and in our other filings with the Securities and Exchange Commission.

Shareholders, potential investors and other readers are urged to consider risks and uncertainties carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this press release and we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect our performance may be found in our filings with the Securities and Exchange Commission, which are available at http://www.sec.gov or at http://investor.oriones.com/ in the Investor Relations section of our Website. Except as required by applicable law, we assume no obligation to update any forward-looking statements publicly or to update the reasons why actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

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 Investor Relations Contacts

Per Brodin, CFO	Robert Ferri

Orion Energy Systems, Inc.	Robert Ferri Partners

pbrodin@oesx.com	(415) 575-1589 or ir@oesx.com